SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 30, 2007 (May 23, 2007)
Universal Display Corporation
(Exact Name of Registrant Specified in Charter)

Pennsylvania	1-12031	23-2372688

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

375 Phillips Boulevard Ewing, New Jersey	08618

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (609) 671-0980
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
     On May 23, 2007, the Registrant entered into a Commercial Supply Agreement with LG.Philips LCD Co., Ltd. (LPL). Under the terms of that agreement, the Registrant agreed to supply LPL with certain of the Registrant’s proprietary phosphorescent OLED materials for use in specified active matrix OLED display products. The Registrant will recognize both commercial chemical sales and license fee revenues from its supply of this material to LPL. The term of the agreement runs through June 30, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL DISPLAY CORPORATION
By:	/s/ Sidney D. Rosenblatt
Sidney D. Rosenblatt
Executive Vice President, Chief Financial Officer, Treasurer and Secretary

Dated: May 30, 2007